Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 26, 2010, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Swap Contract. The definition of “Swap Contract” in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts (other than, with respect to any Loan Party, forward contracts for the purchase by, and physical delivery to, a Loan Party of commodities used or consumed by such Loan Party in the ordinary course of business), equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master
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agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement to the extent relating to any of the transactions described in the preceding clause (a) (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
     1.2 Excluded Hedges. The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
     “Excluded Hedges” means Swap Contracts that (i) are basis differential only swaps for volumes of natural gas included under other Swap Contracts permitted by Section 7.12(a), or (ii) are a hedge of volumes of crude oil or natural gas by means of a put or a price “floor” for which there exists no mark-to-market exposure to the Borrower.
     1.3 Senior Notes Adjustment. Section 3.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     3.05 Senior Notes Adjustment. Unless otherwise waived in writing by the Required Lenders, upon the incurrence of any Indebtedness under any Senior Notes permitted under Section 7.03(f) at any time and from time to time (other than Permitted Refinancings of any such Senior Notes), the Borrowing Base and the Conforming Borrowing Base then in effect shall each be reduced by the lesser of (i) $300 for every $1,000 in stated amount of such Indebtedness as of the date such Indebtedness is incurred and (ii) such other amount, if any, determined by the Required Lenders in their sole discretion prior to issuance of such Senior Notes. For the avoidance of doubt, the stated amount of such Indebtedness that constitutes Permitted Refinancings of existing Senior Notes shall not be included for purposes of determining the reduction in the Borrowing Base and the Conforming Borrowing Base required by this Section 3.05 and only the stated amount in excess of such Permitted Refinancings shall be included in calculating the adjustment required by this Section 3.05.
     1.4 Indebtedness Under Senior Notes. Section 7.03(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (f) subject to any adjustment to the Borrowing Base and Conforming Borrowing Base required under Section 3.05, unsecured Indebtedness of the Borrower evidenced by unsecured senior notes or unsecured senior subordinated notes and Guarantees thereof in an aggregate principal amount not to exceed $600,000,000 at any time outstanding (“Senior Notes”) and any Permitted Refinancing of any Indebtedness incurred under this clause (f); provided that (i) at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, no Default shall have occurred and
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be continuing, (ii) the final stated maturity date of such Senior Notes is not earlier than the first anniversary after the Maturity Date (as in effect on the date of issuance of such Senior Notes), (iii) the non-default stated interest rate of such Senior Notes shall be consistent with market terms for issuers of similar size and credit quality at the time of issuance, (iv) no scheduled principal amortization is required under such Senior Notes prior to the stated maturity of such Senior Notes and (v) such Senior Notes are evidenced by an indenture and related documents containing terms and conditions, covenants and events of default that are customary for similar notes and that are, in each case, reasonably satisfactory to the Administrative Agent.
     1.5 Swap Contracts. Section 7.12(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (a) Swap Contracts entered into with the purpose and effect of mitigating risk with respect to prices of natural gas (including natural gas liquids) and/or crude oil of the Borrower and its Restricted Subsidiaries (including Swap Contracts entered into to unwind or offset other permitted Swap Contracts); provided that at all times, on a net basis, (i) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in each of the first and second years of the forthcoming five year period (other than Excluded Hedges) shall not exceed 100% of the estimated natural gas (including natural gas liquids) and crude oil production, calculated separately, from the proven producing reserves of the Borrower and its Restricted Subsidiaries for each such month in such forthcoming period, it being understood that crude oil hedges may be used as a substitute for hedging natural gas liquids so long as such crude oil hedges are identified and consistently reported as such, and (ii) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in each of the third, fourth and fifth years of the forthcoming five year period (other than Excluded Hedges) shall not exceed 85% of the estimated natural gas (including natural gas liquids) and crude oil production from the proven producing reserves of the Borrower and its Restricted Subsidiaries for each such month in such forthcoming period, it being understood that crude oil hedges may be used as a substitute for hedging natural gas liquids so long as such crude oil hedges are identified and consistently reported as such; provided further, that at the time the Swap Contract is entered into the counterparty to such Swap Contract is an Approved Counterparty; and
     1.6 Amendments. Section 10.01(c) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (c) postpone any date fixed by this Agreement for any payment or mandatory prepayment of principal, interest, fees or other amounts due to any Lender (other than any payment or mandatory prepayment required pursuant to Section 2.11(c) as a result of a reduction in the Borrowing Base or the
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Conforming Borrowing Base pursuant to Section 3.05) or any scheduled or mandatory reduction of the Commitment of any Lender hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby (other than any reduction in the Commitment of any Lender as a result of a reduction in the Borrowing Base or the Conforming Borrowing Base pursuant to Section 3.05);
     1.7 Schedule 2.01. Schedule 2.01 attached to the Credit Agreement shall be and it hereby is replaced in its entirety by Schedule 2.01 attached hereto.
     1.8 Redetermined Borrowing Base. This Amendment shall constitute a notice of the Redetermination of the Borrowing Base pursuant to Section 3.02 of the Credit Agreement, and the Administrative Agent hereby notifies the Borrower that, as of the date of this Amendment, the redetermined Borrowing Base is $1,200,000,000.
SECTION 2. Reallocation of Commitments and Loans. Fortis Capital Corp. (“Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas. In addition, the Lenders (other than the Departing Lender) have agreed among themselves to reallocate their respective Commitments. Each of the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Borrower hereby consents to (i) the assignment by the Departing Lender of its rights and obligations as a Lender under the Credit Agreement to BNP Paribas and (ii) the reallocation of the Commitments. On the date this Amendment becomes effective and after giving effect to such reallocation of the Commitments, the Commitment of the Departing Lender shall terminate and the Commitment of each Lender shall be as set forth on Schedule 2.01 to this Amendment. With respect to such reallocation, (a) BNP Paribas shall be deemed to have acquired the Departing Lender’s Commitment and (b) such acquisition of the Departing Lender’s Commitment and the reallocation of the Commitments among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit C to the Credit Agreement as if Departing Lender and the other Lenders had executed an Assignment and Assumption with respect to such acquisition and reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 10.06(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2. To the extent requested by any Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.
SECTION 3. Conditions. The amendments to the Credit Agreement and the redetermination of the Borrowing Base as set forth in Section 1 of this Amendment and the reallocation and assignments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
     3.1 Execution and Delivery. Each Loan Party and each Lender (including the Departing Lender) shall have executed and delivered this Amendment and any other documents
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requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
     3.2 No Default. No Default shall have occurred and be continuing.
     3.3 Fees. The Borrower shall have paid (or contemporaneous with this Amendment becoming effective will pay) to the Agent, for the benefit of the Lenders, the fees separately agreed upon between the Borrower and the Agent.
     3.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     3.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Administrative Agent retained at the expense of the Borrower.
SECTION 4. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:
     4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no approval, consent or action by or in respect of, or filing with, any court or agency of government.
     4.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or
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the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
     5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of Texas.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]
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     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC., a Delaware corporation

By:	/s/ Darin G. Holderness

Name:	Darin G. Holderness
Title:	Vice President, Chief Financial Officer and Treasurer
Second Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois
Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois
Senior Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp

Name:	Jeffrey H. Rathkamp
Title:	Managing Director
Second Amendment to Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Co-Documentation Agent and a Lender

By:	/s/ Edward Pak

Name:	Edward Pak
Title:	Vice President

By:	/s/ David Dodd

Name:	David Dodd
Title:	Managing Director
Second Amendment to Amended and Restated Credit Agreement
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH),
as a Co-Documentation Agent and a Lender

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Director

By:	/s/ Mark Roche

Name:	Mark Roche
Title:	Managing Director
Second Amendment to Amended and Restated Credit Agreement
Signature Page

ING CAPITAL LLC,
as a Co-Documentation Agent and a Lender

By:	/s/ Charles E. Hall

Name:	Charles E. Hall
Title:	Managing Director
Second Amendment to Amended and Restated Credit Agreement
Signature Page

SCOTIABANC INC.,
as a Lender

By: Name:	/s/ J.F. Todd J.F. Todd
Title:	Managing Director

Second Amendment to Amended and Restated Credit Agreement
Signature Page

UNION BANK, N.A.,
as a Lender

By: Name:	/s/ Alison Fuqua Alison Fuqua
Title:	Assistant Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF SCOTLAND plc,
as a Lender

By: Name:	/s/ Julia R. Franklin Julia R. Franklin
Title:	Assistant Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

COMPASS BANK,
as a Lender

By: Name:	/s/ Kathleen J. Bowen Kathleen J. Brown
Title:	Senior Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

FORTIS CAPITAL CORP.,
as a Departing Lender

By: Name:	/s/ Richard Hawthorne Richard Hawthorne
Title:	Director

By: Name:	/s/ Betsy Jocher Betsy Jocher
Title:	Director

Second Amendment to Amended and Restated Credit Agreement
Signature Page

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By: Name:	/s/ Todd Coker Todd Coker
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: Name:	/s/ Bruce E. Hernandez Bruce E. Hernandez
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, N.A.,
as a Lender

By: Name:	/s/ Thomas E. Stelmar, Jr. Thomas E. Stelmar, Jr.
Title:	AVP / Portfolio Manager

Second Amendment to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

Second Amendment to Amended and Restated Credit Agreement
Signature Page

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

Second Amendment to Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK,
as a Lender

By:	/s/ Greg Magnuson
Name:	Greg Magnuson
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

STERLING BANK,
as a Lender

By:	/s/ Jeff Forbis
Name:	Jeff Forbis
Title:	Senior Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF TEXAS, N.A.,
as a Lender

By:	/s/ Jeff Olmstead
Name:	Jeff Olmstead
Title:	Assistant Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A. (formerly Citibank Texas, N.A.),
as a Lender

By:	/s/ Gary T. Brednich
Name:	Gary T. Brednich
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

Second Amendment to Amended and Restated Credit Agreement
Signature Page

THE FROST NATIONAL BANK,
as a Lender

By: Name:	/s/ Alex Zemkoski Alex Zemkoski
Title:	Vice President

Second Amendment to Amended and Restated Credit Agreement
Signature Page

CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Second Amendment.

GUARANTORS:

COG OPERATING LLC,
a Delaware limited liability company

By: Name:	/s/ Darin G. Holderness Darin G. Holderness
Title:	Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness

Name:	Darin G. Holderness
Title:	Vice President, Chief Financial Officer and Treasurer

CONCHO ENERGY SERVICES LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness

Name:	Darin G. Holderness
Title:	Vice President, Chief Financial Officer and Treasurer
Second Amendment to Amended and Restated Credit Agreement

Consent and Reaffirmation

QUAIL RANCH LLC,
a Texas limited liability company

By:	/s/ Darin G. Holderness

Name:	Darin G. Holderness
Title:	Vice President, Chief Financial Officer and Treasurer
Second Amendment to Amended and Restated Credit Agreement

Consent and Reaffirmation

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment[1]	Applicable Percentage
JPMorgan Chase Bank, N.A.	$98,000,000	8.1666667%
Bank of America, N.A.	$98,000,000	8.1666667%
BNP Paribas	$95,000,000	7.9166667%
Credit Agricole Corporate and Investment Bank, f/k/a Calyon (New York Branch)	$95,000,000	7.9166667%
ING Capital LLC	$95,000,000	7.9166667%
Wells Fargo Bank	$95,000,000	7.9166667%
Scotiabanc Inc.	$62,000,000	5.1666667%
Union Bank, N.A.	$62,000,000	5.1666667%
Bank of Scotland	$54,000,000	4.5000000%
Compass Bank	$54,000,000	4.5000000%
Key Bank National Association	$54,000,000	4.5000000%
U.S. Bank National Association	$54,000,000	4.5000000%
Sumitomo Mitsui Banking Corporation	$50,000,000	4.1666666%
Natixis	$43,000,000	3.5833333%
Suntrust Bank	$43,000,000	3.5833333%
Citibank, N.A.	$31,000,000	2.5833333%
Deutsche Bank Trust Company Americas	$31,000,000	2.5833333%
The Frost National Bank	$31,000,000	2.5833333%
Sterling Bank	$30,000,000	2.5000000%
Bank Of Texas, N.A.	$25,000,000	2.0833333%

Total	$1,200,000,000	100.0000000%

[1]	As of April 26, 2010, and subject to adjustment as a result of changes in the Borrowing Base and the Maximum Facility Amount.
Second Amendment to Amended and Restated Credit Agreement